UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

DZS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DZS Enabling the Hyper-Connected World DZS INC 5700 TENNYSON PARKWAY, SUITE 400 PLANO, TX 75024 VOTE BY INTERNET Before The Meeting- Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting- Go to www.virtualshareholdermeeting.com/DZSI2021. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE-1-800-690-6903 Use any touch- tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage- paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY11717 TO VOTE, MARK blocks below in blue or black ink as follows:d41797-p54400 keep this portion for your records this proxy card is valid only when signed and dated. detach and return this portion only dzs inc. for Withhold For All All All Except To withhold authority to vote for any individual nominee(S), mark * For All Except* and write the number(S) of the nominee(S) on the line below. The Board of Directors recommends you vote FOR the following proposals:1 election of class director to serve three-year terms nominees 01) matt w.bross 02) david schopp 03) choon yul yoo 2 ratification of the appointment of the grant Thornton LLP as as our independent registered public according firm for the fiscal year ending December 31,2021 Note Such other business as many properly come before meeting or any adjournment thereof Please sign exactly as your name(s) appears(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such, Joint owners should each sign personally. All holders must be sign. If a corporation partnership, please sign in full corporate or partnership name by authorized officer. Signature [please sign within box] Date signature (Joint owners) Date

Important notice regarding the availability of proxy materials for the annual meeting: the notice and proxy statement and annual report are available at www.proxyvote.com. DZS INC. annual meeting of stockholders the undersigned revokes all previous proxy, acknowledges receipt of the notice of annual meeting of stockholders and the accompanying proxy statement, and hereby appoints Charles D. Vogt, Thomas j. Cancro and Justin K. ferguson, with full power of substitution as to each, as proxies of the undersigned, to represent the undersigned and to vote all shares of common stock of DZS Inc. that the undersigned is entitled to vote, either on his or her own behalf of an entity or entities at the annual meeting of stockholder DZS Inc. to be held on May 27, 2021 at 10:30 a.m. Central time via virtual webcast at www.virtualsshareholdermeeting.com/DZSI2021, and at adjournments thereof, with the same force and effect as the undersigned might or could do if personally present. The share represented by this proxy card will be voted as instructed by the stockholders. If no instructions are specified, the share will be voted in accordance with the recommendations of the board of directors. If any other business is properly presented at the annual meeting, or any adjournment or postponements thereof, this proxy card will confer discretionary authority on the individuals named as proxies to vote the shares represented by the proxy on accordance with their best judgement. Continued and to be signed on reverse side